SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 30, 2000



                         TEL-VOICE COMMUNICATIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                   0-29743                  88-0409143
            ------                   -------                  ----------
(State of Incorporation)    (Commission File Number)  (IRS Employer Ident. No.)


                   7373 East Doubletree Ranch Road, Suite 200
                            Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip Code)


                                 (480) 368-8080
              (Registrant's telephone number, including area code)


                       16133 Ventura Boulevard, Suite 635
                            Encino, California 91436
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

     On June 30, 2000 Tel-Voice Communications, Inc. (the "Registrant") entered into a Stock Purchase Agreement and Plan of Reorganization with Smartdotcom, Inc. ("SDC"), a Nevada corporation whereby Registrant acquired 100% of the issued and outstanding share of common stock of SDC. This transaction was approved by the unanimous consent of the Board of Directors of the Registrant. For accounting purposes this transaction is being accounted for as a reverse merger as the stockholders of SDC will own a majority of issued and outstanding shares of common stock of the Registrant and the management team of SDC will hold a majority of the management positions of the Registrant and will appoint a majority of Board of Directors. The Registrant issued 4,376,895 shares of common stock in exchange for all the issued and outstanding shares of SDC. Prior to the transaction there were 1,121,000 of the Registrant's common stock that were issued and outstanding. Upon completion of the transaction there were 5,497,895 of the Registrant's common stock issued and outstanding.

     A copy of the Stock Purchase Agreement and Plan of Reorganization is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein.

     The following table contains information regarding the number of shares beneficially owned by the Registrant's current directors and executive officers (after effect of this transaction) and those persons or entities who beneficially own more than 5% of its common stock.

                                     Number of shares       Percent of Common
                                     of Common Stock        Stock Beneficially
 Name                                Beneficially Owned      Owned (1)
 ----                                ------------------     -------------------
 Jay Budd
 7373 East Doubletree Ranch Road
 Suite 200
 Scottsdale, AZ  85258                  3,400,000 (2)              61.8%

 Kevin Pickard
 28245 Avenue Crocker
 Suite 220
 Valencia, CA  91355                      466,000 (3)               8.1% (4)


(1) The following percentages are based upon 5,497,895 shares of the Registrant issued and outstanding.

(2) Included 3,000,000 owned by the Budd Family Limited Partnership which Mr. Budd claims beneficial ownership.

(3) Includes 233,000 options to purchase common stock at $0.25 per share that vest on July 1, 2001.

(4) Percentage is based on 5,730,895 outstanding assuming the 233,000 options are exercised.

Item 2. Acquisition or Disposition of Assets.

     The shares of the Registrant's issued in this transaction was negotiated between Registrant and SDC. In evaluating SDC as a candidate for the proposed transaction, Registrant used criteria such as the value of the technology assets and relationships established by SDC, SDC ability to attract major organizations to use its technology in establishing a secured Intranet within the organization and the experience of SDC's management team in the telecommunication and Internet industries. In evaluating Registrant, SDC placed a primary emphasis on Registrant's status as a reporting company under the Section 12(g) of the Act and Registrant's facilitation of SDC becoming a wholly owned subsidiary and taking over control of a reporting company under the Act.


BUSINESS

Company
-------
SDC was incorporated in the State of Nevada on April 19, 1999 to engage in any lawful corporate business, including but not limited to, the developing a business plan, which provides private electronic networks for labor unions and integrated communities, both of which include subscribers of the unions and communities. SDC will provide the hardware, software and technical support required to setup and maintain the networks. Its principal place of business is 7373 E. Doubletree Ranch Rd., Suite 200, Scottsdale, AZ 85258.

SDC is the first all-inclusive telecom, video, Internet, entertainment and security provider, as described more fully below (see "Plan of Operation"). We are in the business of enhancing the lives of our subscribers, who benefit from the added value of high-quality services and a fully integrated system made available by a single company. Subscribers are afforded the luxury of accessing these services using state-of-the-art technology that includes hardware, software and network connectivity. Consequently, SDC provides market penetration and incremental revenue for our alliance partners. Multinational Fortune 500 companies, in conjunction with a select project management team, provide our operations and on-site service. SDC's door-to-door service and warrantee repair will be unsurpassed by any other companies offering similar services. SDC's financial model is predicated on transaction revenue and subscriber fees. In fact, only minimal cash flow is actually generated through consumer-direct equipment sales.

PLAN OF OPERATION

            NOTE REGARDING PROJECTIONS AND FORWARD LOOKING STATEMENTS

This statement includes projections of future results and "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). All statements that are included in this filing, other than statements of historical fact, are forward-looking statements. Although Management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations are disclosed in this Statement, including, without limitation, in conjunction with those forward-looking statements contained in this Statement.

SDC's management team includes experts in the fields of telecommunications, technology, Internet protocols, interactive programming, marketing, and finance. Our senior executives are experienced in managing virtual companies, and have many successes to their collective credit. One of our goals is to keep our staff count to a minimum by using contract labor and consultants. We believe that the structure of SDC positively influences performance and nurtures the strengths of our management team and support staff.

Telecommunications & Entertainment
----------------------------------

SDC offerings to its subscribers will include voice and video services that are unparalleled in today's marketplace. In keeping with the philosophies that serve as the foundation of SDC, telephone and television offerings will be consolidated. Without compromising simple dial tone and cable access, one company with one vision can deliver all the telephony and video capabilities a home or office would need on an easy-to-use, yet high-tech, platform. This vision will be carried out via the SmartFone and SmartCable services. SDC features satellite quality and content using a standard cable connection. "Open" channels can be used to offer special education and craft-related content to our subscribers, and no reception dish is needed. We are the "cable company". As such, we can introduce content that is friendly to our markets, and revenue generating for SDC and its partners. With the near limitless capabilities of the SmartFone, SDC's telecommunications offerings can be as varied as the particular market demands. Key features of the SmartFone interactive device include, but are not limited to:

         Total Voice Services

Local and long distance telephone service will be provided at reduced rates. Multiple-user voice mail ("v-mail") is provided, allowing up to 3 users per unit. Message notification is customized, including distinguishable tones for external vs. inter-community v-mail.

         Address Book

Personal contacts as well as preloaded entries will be stored, offering subscribers instant access to front desk, maintenance, life safety providers and other special service hotlines.

         Calendar

A virtual date planner will allow subscribers to schedule activities and appointments directly on the telephone while completing a voice call. This enables the user to actually load the date, as it is committed, during a call. Special dates for community activities will be preloaded.

         Memo Pad

The  touch-screen   capability  of  the  smartfone  makes  this  feature  highly progressive by allowing write-on-screen note taking. The memo pad also boasts 8 colors and a variable-width stylus.

         Call Log & Speed Dialing

The SmartFone will include an on-screen dialer, allowing the user to log incoming and outgoing call details (such as time and date of call) as well as saving his or her own "favorite" numbers as speed dial shortcuts.

         Addressable

All of SDC's telecommunication devices are fully addressable. The SmartFone functions can identify not only the associated community or group, but also the individual subscriber.

Implementation of the SDC system empowers the SmartFone as a highly adaptable and flexible device. In the same vein, SDC will offer limitless content and satellite-quality picture (no dish required) using existing infrastructure. With the SDC set-top box, subscribers will choose from 500 open television channels offering local broadcast programming, games, pay per view, pay per use, satellite-quality and community targeted programming (local sports, events, etc.) Future directives will allow our subscribers to experience interactive television using the SmartFone.

Internet/Intranet
-----------------

At the core of SDC's business is its advanced, community Intranet. This private network will showcase SDC's fundamental goal of providing high quality entertainment and communications content in a simple and unassuming fashion. "Point-and-click" capability is the underlying principle on which the internal network is modeled. Whatever service or information the subscriber is looking for can be found just a couple of screens away from the SmartFone Home Page. The "guessing" usually encountered while surfing the World Wide Web is, thereby, eliminated.

The SDC Intranet will be a private network, available only to our subscribers. It will incorporate several levels of redundancy to allow for constant, dedicated service.

Living and working on-line using the Internet raises many security issues that can be immediately avoided by way of private networking. This advantage is given to SDC subscribers. Our private network will incorporate a double-firewall system, so that users have only one door into the network and one door out. Logging onto the system will make all of SDC's services instantly available.

As the name suggests, SDC is also a "dot com" company. Once logged off the community network, subscribers may access the Internet over a high-speed connection. They can utilize both group-specific internal messaging and global email over the Internet.

The gateway to it all is the SmartFone. If you can use a telephone, you can shop, chat, learn, or surf on our dedicated, private network. Subscribers enjoy the benefit of exclusive network content and global Internet service.

Security
--------

SDC is dedicated, through our exclusive services and technologies, to enriching the lives of our subscribers. As such, our integrated community homeowners are also provided with a state-of-art security system. Our security services include access control, CCTV surveillance, and in-suite security systems. Emergency communications and life safety systems are inherent features of every solution. The SDC control center supplies all of the community's monitoring and real time support.

Our security system architecture includes proprietary and non-proprietary hardware, customized and standard software. It is designed to be unassuming while still functioning at the highest level of home and personal safety.

Expert consultants begin the solution design with a security reference report, followed by implementation of a hardware scheme, and completed with professional installations.

E-Commerce
----------

SDC's community network will meet all of the consumer demands that are currently fueling web-based e-commerce. In practice, subscriber group and community profiles allow SDC to exceed any conventional market offerings. Through the collective ability to provide high-end services, developers, labor networks, and business networks all participate in revenue sharing with SDC.

When subscribers utilize the SDC Intranet, their financial transactions cannot be compromised. An accredited FDIC-insured financial institution will manage all settlements, and all transactions are routed through encrypted, cached server architecture. The Company is acquiring an institution to handle the transactions. The system is closed, private, and therefore, totally secure.

Subscriber-Based
----------------

All SDC services will be designed with a subscriber-based audience in mind. The ability to connect various devices and technologies to a collective, private network produces a marketable advantage for our members. SDC subscribers can activate single-sourced offerings on the go, at home, and on the job.

Subscribers enjoy all the benefits and possibilities afforded by membership in a customized, private network. Rather than having to track multiple telecom and entertainment invoices, our subscribers receive a consolidated statement, encompassing all transaction fees and monthly charges. Members can even earn $martDollars, giving them access to applications (offerings) at a reduced rate.

The relationship between a customer and their technology provider is an important one. The advantages to making that relationship subscriber-based are impressive. As the subscriber base expands, the revenue generated by SDC for itself and its partners grows incrementally. This value is inherent in SDC, and may be recognized as a strong purchase opportunity for telephone, cable, and Internet companies. The subscriber feels SDC's value in the quality of offerings, ease-of-use, consolidated service sourcing, and affordability.

Intellectual Property & Technology
----------------------------------

SDC is postured to take advantage of current as well as future technological and proprietary offerings. This is partially because our internal network connects devices that conform to the familiar standard of telephone and cable ports. However, we are equally committed to the ongoing acquisition of relevant intellectual properties and exclusive distribution agreements for the latest technological appliances. We are our own vehicle for seeking our high-end technology and delivering the resulting gadgets to our subscribers in a user-friendly package.

Since new peripheral devices can be simply and quickly integrated into the system, the kind of services available to SDC subscribers evolves in concert with the latest technology as it becomes available. In this way, SDC can continuously enhance everyday living for its subscribers.

The benchmark on which these principles are based is SDC's La Jolla Project. This is the flagship model for integrated communities which is an existing condominium project being redesigned and already in progress. It incorporates all of SDC's initiatives in a very secure living environment. The SmartFone is the centerpiece of the group offerings with our internal and security network as the backbone. This community model is currently the only one of its kind, and completely proprietary to SDC.

The future of SDC is based on our inventory of intellectual property, and the ability to implement the tangible end products. The patent and copyright processes that establish our designs as proprietary are continuously factored into our financial projections and cash flow summary. There are no licenses required.

     PROPERTY

     SDC's offices are located at 7373 E. Doubletree Ranch Rd., Suite 200, Scottsdale AZ 85258. SDC has occupied this office space since March 1, 2000 and pays $1,000 per month for office space rental.

     LITIGATION

     There is no outstanding litigation in which the SDC is involved and the SDC is unaware of any pending actions or claims against it.

     EMPLOYEES

     SDC currently employs 2 full-time employees and 1 part-time employee. SDC subcontracts as many tasks as possible to outside third parties.

     MANAGEMENT

     The executives of SDC (and subsequently the Registrant) are as follows:

             Name                    Age             Position
             ----                    ---             --------
         Jay H. Budd                 44        President/Director

         Kevin F. Pickard            37        CFO/Director

         Brandon Budd                24        Secretary

     Jay H. Budd; President/Director
     -------------------------------
     o    More than 10 years of strategic consulting experience

     o Has focused on development of interactive transaction-based content programs delivered both through public access and in-home devices

     o Consulted for leading telecommunications clients such as MCI, Northern Telecom, Bell Canada Enterprises, Erickson, Turner Broadcasting, AEGIS, Royal Bank of Canada, Hong Kong Shanghai Bank, as well as a host of leading cable companies

     Kevin F. Pickard; CFO/Director
     ------------------------------
     o    CPA with more than 12 year experience working with emerging companies.

     o 1987 to 1996: Staff accountant to Senior Manager with Coopers & Lybrand, L.L.P. (currently PricewaterhouseCoopers LLP)

     o    1996 to 1998:  Partner with Singer Lewak  Greenbaum & Goldstein  LLP

     o    1998 to 2000: Owner of Pickard & Company, CPA's, P.C.

     o Involved in five IPOs and numerous private placement offering over the past four years.

     o Bachelor of Science in Accounting and Master of Accountancy from Brigham Young University

     Brandon Budd; Secretary
     -----------------------
     o    Project  and  Engineering  coordinator  for  SMARTDOTCOM,   Inc.  from
          November 1999 to present.

     o Network Administrator, Director of Information Technologies including e-business, Internet ventures, web site creation, database architecture and design for TAG-One Inc. from September 1999 until May 2000.

     o    Test/design engineer for Bombardier Aerospace (May `97-Aug. '98).

     o Bachelor of Applied Science (and Engineering) in Aerospace Engineering (Division of Engineering Science) from University of Toronto; 3.22 GPA; Graduated June 1999.

     Alan Schram; Director
     ---------------------
     o    Founder, Sitestar Corporation, (OTCBB:SYTE)

     o 1997 to 1999: Portfolio Manager, InterGroup Corporation (NASDAQ:INTG), overseeing $125 million in capital under management

     o    1994  to  1997:  Wellington  Capital  Management,   Los  Angeles,  CA,
          Portfolio manager and analyst

     o Master of Business Administration, The Anderson School, University of California, Los Angeles (UCLA), graduated with honors June 1997.

     o    Bachelor of Business Economics,  University of California, Los Angeles
          (UCLA), GPA 3.75, graduated June 1995.

     Sheldon J. Epstein; Director
     ----------------------------
     o    CPA and partner with Gaintner, Bandler, Reed, PLC.

     o    30 years accounting experience

     o    Over 20 years as partner in a "Big 6" firm

     o    Director of NYSE listed company

     EXECUTIVE COMPENSATION

     SDC has paid no cash compensation to any of its executive officers, and will not do so until SDC begins substantial operations at which time Mr. Budd will be paid $275,000 annually and Mr. Pickard will be paid $90,000 annually. Mr. Pickard does not currently devote 100% of his time to SDC. There are stock and option plans being developed for the future. Directors do not receive compensation for services on the Board of Directors.

     RISK FACTORS RELATING TO SDC BUSINESS

     SDC has only recently begun operations, and is entering into an area with impressive growth potential, but with real risk factors as well. These factors include the following:

         Lack of Prior Operations and Experience

     SDC is newly organized, has no significant assets, and has no revenues from operations. There can be no assurance that SDC will operate at a profitable level in the future, or that SDC will generate revenues.

         Competition

     SDC may experience substantial competition in its efforts to attract retail merchants and customers. Other providers, many of whom have greater experience, resources, and managerial capabilities than the Company, are in a better position to obtain access to attractive clientele. SDC hopes to minimize this risk by seeking a specific niche in the Internet marketplace.

         Success of Management

     Any potential investment should be evaluated in light of: (i) the limited diversification of the venture capital opportunities afforded to the SDC, (ii) the high-risk nature and limited liquidity of the SDC, and (iii) SDC's ability to utilize funds for the successful development and distribution of revenues as derived by the revenues received by SDC's yet undeveloped portfolio of clients, and any new potentially profitable ventures, among other things. SDC can offer no assurance that any particular client and/or property under its management contract will become successful.

         Lack of Diversification

     The size of SDC makes it unlikely that SDC will be able to commit its funds to the acquisition of any major accounts until SDC has a more well established track record, and SDC may not be able to achieve the same level of diversification as larger entities engaged in this type of business. The lack of diversification may make the value of SDC's proposed shares dependent on the success of a relatively few and perhaps even one client.

         Conflicts of Interest

     The officers and directors have other interests to which they devote substantial time and each will continue to do so notwithstanding the fact that management time may be necessary to the business of SDC. As a result, certain conflicts of interest exist and will continue to exist between SDC and its officers and directors which may not be susceptible to resolution. Conflicts of interest may arise in the area of corporate opportunities which can only be resolved through exercise by the officers and directors of such judgment as is consistent with their fiduciary duties to SDC. It is the intention of management, so as to minimize any potential conflicts of interest, to present first to SDC's Board of Directors any proposed investments for its evaluation.

         Additional Financing Required

     The funds available to SDC may not be adequate for it to be competitive in the industry. There is no assurance that additional funds will be available from any source when needed by SDC for expansion; and, if not available, SDC may not be able to expand its operation as rapidly as it could if such financing were available. Financing could come in the form of debt/preferred stock or a private placement of common stock. If additional shares were issued to obtain financing, investors in this offering would suffer a dilutive effect on their percentage of stock ownership in SDC. However, the book value of their shares would not be diluted, provided additional shares are sold at a price greater than that paid by investors in this offering.

         Absence of Cash Dividends

     The Board of Directors does not anticipate paying cash dividends on the Common Stock for the foreseeable future and intends to retain any future earnings to finance the growth of SDC's business. Payment of dividends, if any, will depend, among other factors, on earnings, capital requirements and the general operating and financial condition of SDC as well as legal limitations on the payment of dividends out of paid-in capital.

Item 5.   Other Events

     Upon the closing of this transaction, the officers and directors of the Registrant resigned and were replaced with the officers and directors of SDC.


Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of business acquired.


                                SMARTDOTCOM, INC.

                              FINANCIAL STATEMENTS

             FROM INCEPTION (FEBRUARY 1, 1998) TO DECEMBER 31, 1998
                    AND FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                      PAGE

INDEPENDENT AUDITORS' REPORT                                            11

BALANCE SHEET                                                           12

STATEMENT OF OPERATIONS                                                 13

STATEMENT OF STOCKHOLDERS' DEFICIENCY                                   14

STATEMENT OF CASH FLOWS                                                 15

NOTES TO FINANCIAL STATEMENTS                                         16-23

                          INDEPENDENT AUDITORS' REPORT




TO THE BOARD OF DIRECTORS OF SMARTDOTCOM, INC.:

We have audited the accompanying balance sheets of Smartdotcom, Inc. as of December 31, 1999 and 1998 and the related statement of operations, stockholders' deficiency and cash flows for the year ended December 31, 1999 and for the period from February 1, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the year ended December 31, 1999 and for the period from February 1, 1998 (inception) to December 31, 1998 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company's recurring losses from operations, negative cash flow from operations and its negative working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                        Stonefield Josephson, Inc.
                                        Certified Public Accountants

Santa Monica, California
December 6, 2000

                                SMARTDOTCOM, INC.
                                  BALANCE SHEET


                                                          December 31,    December 31,
                                                             1999            1998
                                                        -------------     -----------
     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                             $       2,424     $         -
  Accounts receivable, net of allowance for
   doubtful accounts of $0                                          -          61,200
  Stock subscription receivable                                 5,000               -
                                                        -------------     -----------
     TOTAL CURRENT ASSETS                               $       7,424     $    61,200
                                                        =============     ===========

     LIABILITIES AND STOCKHOLDERS' DEFICIENCY
 CURRENT LIABILITIES
  Accounts payable and accrued expenses                 $       9,004     $     8,781
  Stockholder's advances                                      200,606          73,827
                                                        -------------     -----------
      TOTAL CURRENT LIABILITIES                               209,610          82,608
                                                        -------------     -----------

STOCKHOLDERS' DEFICIENCY
  Common stock, $0.001 par value;
    25,000,000 shares authorized;
    4,180,000 and 4,000,000 shares issued
    and outstanding                                             4,180           4,000
  Additional paid-in-capital                                   44,820               -
  Accumulated deficit                                        (251,186)        (25,408)
                                                        -------------     -----------
     TOTAL STOCKHOLDERS' DEFICIENCY                          (202,186)        (21,408)
                                                        -------------     -----------

     TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY     $       7,424     $    61,200
                                                        =============     ===========




    The accompanying notes are an integral part of these financial statements

                                SMARTDOTCOM, INC.
                             STATEMENT OF OPERATIONS


                                                                   For the Period
                                                      For the      from February 1,
                                                    Year Ended     1998 (inception)
                                                   December 31,    to December 31,
                                                       1999             1998
                                                ---------------    ----------------
REVENUE                                         $      122,000     $       100,000

GENERAL AND ADMINISTRATIVE EXPENSES                    347,778             125,408
                                                ---------------    ----------------

LOSS FROM OPERATIONS                                  (225,778)            (25,408)

PROVISION FOR INCOME TAXES                                   -                   -
                                                ---------------    ----------------

NET LOSS                                        $     (225,778)    $       (25,408)
                                                ===============    ================

NET LOSS PER COMMON SHARE - basic and diluted   $        (0.06)    $         (0.01)
                                                ===============    ================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - basic and diluted                      4,022,877           4,000,000
                                                ===============    ================




The accompanying notes are an integral part of these financial statements

                                                   SMARTDOTCOM, INC.
                                         STATEMENT OF STOCKHOLDERS' DEFICIENCY


                                             Common Stock           Additional                        Total
                                       -----------------------        Paid-In       Accumulated    Stockholders'
                                          Shares       Amount         Capital         Deficit       Deficiency
                                       ----------     --------      ----------      -----------    -------------
  Balance, February 1, 1998                    -      $      -      $        -      $        -     $         -

  Issuance of shares to Company
  founder for cash                     4,000,000         4,000               -               -           4,000

  Net loss                                     -             -               -         (25,408)        (25,408)
                                       ----------     --------      ----------      -----------    -------------

  Balance, December 31, 1998           4,000,000         4,000               -         (25,408)        (21,408)

  Issuance of shares for cash            180,000           180          44,820               -          45,000

      Net Loss                                 -             -               -        (225,778)       (225,778)
                                       ----------     --------      ----------      -----------    -------------

  Balance, December 31, 1999           4,180,000     $   4,180      $   44,820      $ (251,186)     $ (202,186)
                                       ==========    =========      ==========      ===========     ============




The accompanying notes are an integral part of these financial statements

                                SMARTDOTCOM, INC.
                             STATEMENT OF CASH FLOWS


                                                                             For the Period
                                                               For the      from February 1,
                                                             Year Ended     1998 (inception)
                                                            December 31,    to December 31,
                                                                1999             1998
                                                            ------------    ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                               $   (225,778)   $       (25,408)
     (Increase) decrease in accounts receivable                   61,200            (61,200)
     Increase in accounts payable and accrued expenses               223              8,781
     Increase in stockholder's advances                          126,779             73,827
                                                            ------------    ----------------
       NET CASH USED IN OPERATING ACTIVITIES                     (37,576)            (4,000)
                                                            ------------    ----------------

CASH FLOWS FROM FINANCING ACTIVITIES -
     Issuance of common stock for cash                            40,000              4,000
                                                            ------------    ----------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                          2,424                  -

CASH AND CASH EQUIVALENTS - beginning of year                          -                  -
                                                            ------------    ----------------
CASH AND CASH EQUIVALENTS - ending of year                  $      2,424      $           -
                                                            ============    ================



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   For the year ended December 31, 1999 and for the period from February 1, 1998 (inception) to December 31, 1998, the Company paid no interest or income taxes.

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
   In conjunction with the Company's  private placement of its common stock, the
   Company   issued  20,000  shares  with  an  aggregate   value  of  $5,000  on
   subscription, which was received in January 2000.

The accompanying notes are an integral part of these financial statements

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

          Nature of Operations
          --------------------
          Smartdotcom, Inc. (the "Company") was incorporated under the laws of the State of Nevada on April 19, 1999. However, the operations of the Company started on February 1, 1998 and from that date until April 19, 1999, the financial activities of the Company were reported in a company controlled by the Company's founder. The accompanying financial statements reflect the operations of the Company as if it were incorporated on February 1, 1998. The Company has developed a technology that provides private electronic networks for labor unions and integrated communities, both of which include subscribers of the unions and communities. The Company will provide the hardware, software and technical support required to setup and maintain the networks.

          Basis of Presentation
          ---------------------
          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. As reflected in the accompanying financial statements, the company has had recurring loss and negative cash flow from operations, and negative working capital. This factor raises substantial doubt about the Company's ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amount, or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

          Subsequent to year-end, the Company has been successful in raising $300,000 through the sale of 720,000 shares of common stock and merged with a public shell (see Note 5). As a result of the Company being a public company through the reverse merger that took place on June 30, 2000, Management believes that it will be successful in raising additional equity capital to fund the Company's operations. Management believes the above actions already taken and the successful raising of additional capital will be sufficient to provide the Company with the ability to continue in existence.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Use of Estimates
          ----------------
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Cash and Cash Equivalents
          -------------------------
          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          Concentration of Credit Risk

          The Company places its cash in what it believes to be credit-worthy financial institutions. However, cash balances may exceed FDIC insured levels at various times during the year.

          Revenue
          -------
          Revenue consists of consulting fees received in connection with providing technical support for the implementation of the Company's technology in an integrated community in La Jolla, California. The Company generally obtains written contracts with its customers to provide consulting services. Revenue is recognized as the Company performs consulting services outlined in the contract. All the revenue from February 1, 1998 (inception) to December 31, 1999 was from consulting fees generated from a project in La Jolla, California.

          Income Taxes
          ------------
          Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Loss Per Share
          --------------
          The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic loss per share ("Basic LPS") and diluted loss per share ("Diluted LPS"). The computation of Basic LPS is computed by dividing loss available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted LPS gives effect to all dilutive potential common shares outstanding during the period. The computation of Diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 1999 and 1998, the Company has no securities that would affect loss per share if they were to be dilutive.

          Comprehensive Income
          --------------------
          In June 1998, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of Comprehensive Income in the accompanying financial statements.

          Impact of Year 2000 Issue
          -------------------------
          As of December 31, 1999, the Company does not have any computer systems or customers and suppliers; therefore, the issue of the year 2000 has no effect on the Company's current activities.

          Stock Based Compensation
          ------------------------
          The Company accounts for employee stock options in accordance with Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees". Under APB 25, the Company recognizes no compensation expense related to employee stock options, as no options are granted at a price below market price on the date of grant. As of December 31, 1999 there were no such options outstanding.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE 1 - DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

          Stock Based Compensation, continued
          -----------------------------------
          In 1996, SFAS No. 123 "Accounting for Stock-Based Compensation", became effective for the Company. SFAS No. 123, which prescribes the recognition of compensation expense based on the fair value of options on the grant date, allows companies to continue applying APB 25 if certain pro forma disclosures are made assuming hypothetical fair value method, for which the Company uses the Black-Scholes option-pricing model.

          For non-employee stock based compensation the Company recognizes an expense in accordance SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. For stock-based awards the value is based on the market value for the stock on the date of grant and if the stock has restrictions as to transferability a discount is provided for lack of tradability. Stock option awards are valued using the Black-Scholes option-pricing model.

          Recently Issued Accounting Pronouncements
          -----------------------------------------
          In December 1999, the Securities and Exchange Commission (the Commission) issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements, which is to be applied beginning with the fourth fiscal quarter of fiscal years beginning after December 15, 1999, to provide guidance related to recognizing revenue in circumstances in which no specific authoritative literature exists. The Company is reviewing the application of the Staff Accounting Bulletin to the Company's financial statements, however, any potential accounting changes are not expected to result in a material change in the amount of revenues we ultimately expect to realize.

          In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), "Accounting for Certain Transactions Involving Stock Compensation". Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 is effective July 1, 2000, with certain provisions that are effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 is not expected to have an impact on the Company's financial statements.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 1 -  DESCRIPTION  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING POLICIES
          (Continued)

          Recently Issued Accounting Pronouncements, continued
          ----------------------------------------------------------
          In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. Upon adoption, the Company will be required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company is evaluating its expected adoption date and currently expects to comply with the requirements of SFAS 133 in fiscal year 2001. The Company does not expect the adoption will be material to the Company's financial position or results of operations since the Company does not believe it participates in such activities.

NOTE 2 - RELATED PARTY TRANSACTIONS

          The Company neither owns nor leases any real or personal property. The majority stockholder provides office space. The cost of the office space is minimal and has not been accounted for in these financial statements.

          As of December 31, 1999, the majority stockholder of the Company had unpaid advances of $200,606. These advances are unpaid salary and Company related expenses paid by the majority stockholder that have not been reimbursed. The majority stockholder has accrued a salary of $60,000 and $180,000 in 1998 and 1999, respectively, and has been paid a salary of $15,000 per month in 2000. From January 1, 2000 to September 30, 2000, the Company has reimbursed the majority stockholder $81,140 of the outstanding balance at December 31, 1999.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 3 - STOCKHOLDERS' EQUITY

          Upon its formation, the Company issued 4,000,000 shares of the Company's common stock to the founding stockholder for $4,000.

          In October 1999, the Company initiated a private placement of its common stock. Each subscriber received one share of the Company's common stock for $0.25. As of December 31, 1999, the Company issued 180,000 shares of its common stock for $45,000, of which $40,000 was collected in 1999 and the remaining $5,000, which has been recorded as a subscription receivable in the accompanying balance sheet, was collected in January 2000.

NOTE 4 -INCOME TAXES

          The components of the provision for income taxes for year ended December 31, 1999 and the period from February 1, 1998 to December 31, 1998, are as follows:

                                               1999                1998
                                          ---------------    -----------------
           Current Tax Expense
               U.S. Federal               $              -   $              -
               State and Local                           -                  -
                                          ----------------   -----------------
           Total Current                                 -                  -
                                          ----------------   -----------------

           Deferred Tax Expense
               U.S. Federal                              -                  -
               State and Local                           -                  -
                                          ----------------   -----------------
           Total Deferred                                -                  -
                                          ----------------   -----------------

           Total Tax Provision (Benefit)
            from Continuing Operations    $              -   $               -
                                          ================   =================

          The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

            Federal Income Tax Rate                     34.0%            34.0%
            Effect of Valuation Allowance            (  34.0)%       (   34.0)%
                                                     --------       ---------
             Effective Income Tax Rate                   0.0%             0.0%
                                                     ========       ==========

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 4 - INCOME TAXES (Continued)

          At December 31, 1999, the Company had net operating loss carryforwards of approximately $110,000. The difference between the net operating loss carryforwards and the cumulative losses of the Company is related to book/tax differences and losses recorded in the company controlled by the Company's majority stockholder prior to the incorporation of the Company. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

          Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31, 1999 are as follows:

              Deferred Tax Assets
              Loss Carryforwards                           $        44,000
              Less: Valuation Allowance                            (44,000)
                                                           ---------------
              Net Deferred Tax Assets                      $             -
                                                           ===============

          Net operating loss carryforwards expire starting in 2019.

NOTE 5 - SUBSEQUENT EVENTS

          Subsequent to December 31, 1999, the Company issued an additional 480,000 and 240,000 shares of its common stock in two separate private placement offerings for gross proceeds of $120,000 and $180,000, respectively.

          In May 2000, the Company issued 233,000 shares to a consultant for services valued at $58,250. These shares were valued at the most recent sales of common stock in the private placement offering of $0.25.

          In May 2000, the Company adopted an employee stock option program to attract and retain key employees. The stock option plan contains 1,000,000 shares of which 433,000 were issued in May 2000.

                               SMARTDOTCCOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

NOTE 5 - SUBSEQUENT EVENTS (Continued)

          Effective June 30, 2000, the Company merged with Tel-Voice Communications, Inc., a public shell ("Tel-Voice"). In connection with this merger, the Company paid $150,000 and issued 374,895 shares of its common stock. As a result of this transaction, the stockholders of the Company acquired or exercised control over a majority of the shares of Tel-Voice. Accordingly, the transaction has been treated for accounting purposes as a recapitalization of the Company and, therefore, the continuing financial statements will represent a continuation of the legal subsidiary, the Company, not Tel-Voice, the legal parent. In accounting for this transaction:

               (i) The Company is deemed to be the purchaser and parent company for accounting purposes. Accordingly, its net assets will be included in the consolidated balance sheet at their historical book values;

               (ii) As of the date of the transaction, Tel-Voice had no operations and no assets; therefore, the Company will treat the transaction as a reverse merger and not record any excess cost over net assets acquired;

               (iii) The consolidated statements of operations and cash flows will include the Company's results of operations and cash flows from February 1, 1998 (date of inception) and Tel-Voice's results of operations from the June 30, 2000.

    (b)   Pro forma financial information.

                                            Tel-Voice Communications, Inc.
                                                Pro forma Balance Sheet
                                                 As of March 31, 2000

                                                         Tel-Voice       SDC                Adjustments      Proforma
                                                         ---------    ----------            -----------     ----------
                         ASSETS
CURRENT ASSETS
  Cash and cash equivalents                              $       -    $    9,901            $         -     $    9,901
                                                         ---------    ----------            -----------     ----------
TOTAL CURRENT ASSETS                                             -         9,901                      -          9,901
                                                         ---------    ----------            -----------     ----------

OTHER ASSETS                                                     -             -                      -              -
                                                         ---------    ----------            -----------     ----------
TOTAL ASSETS                                             $       -    $    9,901            $         -     $    9,901
                                                         =========    ==========            ===========     ==========

        LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
  Accounts payable and accrued expense                   $       -    $   11,623                      -     $   11,623
  Stockholder advances                                           -       147,306                      -        147,306
                                                         ---------    ----------            -----------     ----------
TOTAL CURRENT LIABILITIES                                        -       158,929                      -        158,929
                                                         ---------    ----------            -----------     ----------
STOCKHOLDERS' DEFICIENCY
  Common stock, $.001 par value;
    75,000,000 shares authorized
    1,121,000 (actual) and 4,834,895 (pro forma)
    shares issued and outstanding                            1,121         4,460     a)            (746)         4,835
Additional paid in capital                                   4,484       114,540     a)          (4,859)       114,165
Accumulated deficit                                         (5,605)     (268,028)    a)           5,605       (268,028)
                                                         ---------    ----------            -----------     ----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' DEFICIENCY                               $       -    $    9,901            $         -     $    9,901
                                                         =========    ==========            ===========     ==========




            See accompanying notes to pro forma financial information

                                            Tel-Voice Communications, Inc.
                                           Pro forma Statement of Operations
                                       For the Three Months Ended March 31, 2000


                                                         Tel-Voice       SDC                Adjustments      Proforma
                                                         ---------    ----------            -----------     ----------

REVENUE                                                  $       -    $   45,000            $         -     $   45,000

GENERAL AND ADMINISTRATIVE EXPENSES                              -        61,842                      -         61,842
                                                         ---------    ----------            -----------     ----------
LOSS FROM OPERATIONS                                             -       (16,842)                     -        (16,842)

PROVISION FOR INCOME TAXES                                       -             -                      -              -
                                                         ---------    ----------            -----------     ----------

NET LOSS                                                 $       -    $  (16,842)           $         -     $  (16,842)
                                                         =========    ==========            ===========     ==========

BASIC AND DILUTED LOSS PER SHARE                         $       -                                          $    (0.00)
                                                         =========                                          ==========

WEIGHTED AVERAGE SHARES OUTSTANDING                      1,121,000                                           4,761,049
                                                         =========                                          ==========






            See accompanying notes to pro forma financial information

                                            Tel-Voice Communications, Inc.
                                           Pro forma Statement of Operations
                                         For the Year Ended December 31, 1999


                                                         Tel-Voice       SDC                Adjustments      Proforma
                                                         ---------    ----------            -----------     ----------
REVENUE                                                  $       -    $  122,000            $         -     $  122,000

GENERAL AND ADMINISTRATIVE EXPENSES                              -       347,778                      -        347,778
                                                         ---------    ----------            -----------     ----------
LOSS FROM OPERATIONS                                             -      (225,778)                     -       (225,778)

PROVISION FOR INCOME TAXES                                       -             -                      -              -
                                                         ---------    ----------            -----------     ----------

NET LOSS                                                 $       -    $ (225,778)           $         -       (225,778)
                                                         =========    ==========            ===========     ==========

BASIC AND DILUTED LOSS PER SHARE                         $       -                                          $    (0.05)
                                                         =========                                          ==========

WEIGHTED AVERAGE SHARES OUTSTANDING                      1,121,000                                           4,397,782
                                                         =========                                          ==========






            See accompanying notes to pro forma financial information

                         Tel-Voice Communications, Inc.
                    Notes to Pro forma Financial Information


On June 30, 2000 Tel-Voice Communications, Inc. (the "Registrant") entered into a Stock Purchase Agreement and Plan of Reorganization with Smartdotcom, Inc. ("SDC"), a Nevada corporation whereby Registrant acquired 100% of the issued and outstanding share of common stock of SDC. This transaction was approved by the unanimous consent of the Board of Directors of the Registrant. For accounting purposes this transaction is being accounted for as a reverse merger as the stockholders of SDC will own a majority of issued and outstanding shares of common stock of the Registrant and the management team of SDC will hold a majority of the management positions of the Registrant and will appoint a majority of Board of Directors.

The accompanying pro forma balance sheet as of March 31, 2000 assumes that the Merger of Tel-Voice Communications, Inc. and SDC took place on March 31, 2000. The following as adjustments are necessary to effect this transaction.

     a. To adjust the stockholders' equity section to reflect that of SDC as SDC will be the operating entity in the future in this reverse merger transaction.

The accompanying statement of operations for the three months ended March 31, 2000 and for the year ended December 31, 1999 reflect the operations of the combined companies as if the transaction took place on January 1, 2000 and January 1, 1999, respectively. There are no adjustments necessary to the statement of operations to effect this transaction.

    (c)   Exhibits


             2.1     Stock Purchase Agreement of Plan of Reorganization




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2000

                                 TEL-VOICE COMMUNICATIONS, INC.



                              By:  /s/ Jay Budd
                                  ---------------------
                                  Name:  Jay Budd
                                  Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX






    Exhibit
    Number                       Description
    ------                       ------------
      2.1            Stock Purchase Agreement and Plan of Reorganization